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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         ----------------

                             FORM 8-K
                          CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 26, 1997


                 BIOMAGNETIC TECHNOLOGIES, INC.
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       (Exact Name of Registrant as Specified in Charter)



California                1-10285              95-2647755
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(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)        Identification No.)
Incorporation)



9727 Pacific Heights Boulevard, San Diego, CA       92121-3719
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 (Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code:(619) 453-6300



                              N/A
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 (Former Name or Former Address, if Changed Since Last Report)


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Item 1.   Changes in Control of Registrant

          Not Applicable


Item 2.   Acquisition or Disposal of Assets

          Not Applicable


Item 3.   Bankruptcy or Receivership

          Not Applicable


Item 4.   Changes in Registrant's Certifying Accountant

          Registrant has engaged Arthur Andersen LLP as its independent certifying accountant effective September 24, 1997 dismissing Price Waterhouse LLP ("Price Waterhouse"), its prior independent certifying accountant, as of the same date. The change in independent certifying accountant was approved by the Board of Directors of Registrant on September 26, 1997.

     The reports of Price Waterhouse respecting Registrant for fiscal years 1995 and 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles, except that Price Waterhouse's report for fiscal 1996 included an explanatory paragraph regarding the Registrant's ability to continue as a going concern. During fiscal years 1995 and 1996 and the subsequent period thereto prior to the dismissal of Price Waterhouse, there were no disagreements between Registrant and Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse would have caused them to make reference thereto in their report on the financial statements for such years.

     During fiscal years 1995 and 1996 and the subsequent period thereto prior to engaging Arthur Andersen LLP, the Registrant had no discussions with Arthur Andersen LLP regarding either the application of an accounting principle, the type of opinion that would be rendered in Registrant's financial statements or any matter that was the subject of disagreement with Price Waterhouse.


Item 5.   Other Events

          Not Applicable


Item 6.   Resignation of Registrant's Directors

          Not Applicable.


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Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of business acquired.

               Not Applicable

          (b)  Pro forma financial information

               Not Applicable

          (c)  Exhibits

               16.1 Letter from Price Waterhouse to the Securities and Exchange Commission dated September 26, 1997.


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                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOMAGNETIC TECHNOLOGIES, INC.



                                BY: /s/ D. Scott Buchanan
                                   ----------------------------
                                   D. SCOTT BUCHANAN
                                   President and Chief Executive Officer




Dated:  October 2, 1997